SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

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                                  FORM 8-K/A
                                AMENDMENT NO. 1


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported):  July 10, 1996 (May 31, 1996)
                                                 ------------------------------


                            SFX BROADCASTING, INC.
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              (Exact name of registrant as specified in charter)


               Delaware                                0-22486                                33-3649750
     ----------------------------               ---------------------             ---------------------------------
     (State or Other Jurisdiction               (Commission File No.)             (IRS Employer Identification No.)
           of Incorporation)


150 East 58th Street, 19th Floor, New York, New York                   10155
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                     --------------------------


                                      N/A
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        (Former name or former address, if changed since last report)






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)      Financial Statements of Businesses Acquired

          1. The following financial information relating to ABS Greenville Partners, L.P. is incorporated herein by reference to the Form 8-K filed by the Company with the Securities and Exchange Commission (the "Commission") on May 30, 1996:

               Independent Auditors' Report

               Balance Sheet as of March 31, 1996 (unaudited) and December 31, 1995

               Statement of Operations and Partners' Deficit for the three months ended March 31, 1996 and 1995 (unaudited) and for the year ended December 31, 1995

               Statement of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited) and for the year ended December 31, 1995

               Notes to Financial Statements

          2. The following financial information relating to HMW Communications, Inc. is incorporated herein by reference to the Form 8-K filed by the Company with the Commission on May 30, 1996:

               Report of Independent Accountants

               Combined Balance Sheets as of March 31, 1998 (unaudited), December 31, 1995 and 1994

               Combined Statements of Operations for the three months ended March 31, 1996 and 1995 (unaudited), the year ended December 31, 1995 and various periods from January 6, 1994 to December 31, 1994

               Combined Statements of Shareholders' Equity for the three months ended March 31, 1996 and 1995 (unaudited), the year ended December 31, 1995 and various periods from January 6, 1994 to December 31, 1994

               Combined Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited), the year ended December 31, 1995 and various periods from January 6, 1994 to December 31, 1994

               Notes to Combined Financial Statements

          3. The following financial information relating to Liberty Broadcasting, Incorporated is incorporated by reference to the Form 8-K filed by the Company with the Commission on May 30, 1996:

               Report of Independent Accountants

               Consolidated Balance Sheets as of March 31, 1996 (unaudited), December 31, 1995 and 1994

               Consolidated Statements of Operations for the three months ended March 31, 1996 and 1995 (unaudited), the years ended December 31, 1995 and 1994 and the nine months ended December 31, 1993








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               Consolidated Statements of Stockholders' Equity for the three months ended March 31, 1996 (unaudited), the years ended December 31, 1995 and 1994 and the nine months ended December 31, 1993

               Consolidated Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited), the years ended December 31, 1995 and 1994 and the nine months ended December 31, 1993

               Notes to Consolidated Financial Statements

          4. The following financial information relating to Prism Radio Partners, L.P. is incorporated herein by reference to the Form 8-K filed by the Company with the Commission on May 30, 1996:

               Independent Auditors' Report

               Balance Sheets as of March 31, 1996 (unaudited), December 31, 1995 and 1994

               Statements of Operations for the three months ended March 31, 1996 and 1995 (unaudited) and for each of the three years in the period ended December 31, 1995

               Statements of Partners' Capital for the three months ended March 31, 1996 (unaudited) and for each of the three years in the period ended December 31, 1995

               Statements of Cash Flows for the three months ended March 31, 1996 and 1995 (unaudited) and for each of the three years in the period ended December 31, 1995

               Notes to Financial Statements


      (b)      Pro Forma Financial Information

               The unaudited pro forma financial information of SFX Broadcasting, Inc. (the "Company") which includes ABS Greenville Partners, L.P., HMW Communications, Inc., Liberty Broadcasting, Incorporated and Prism Radio Partners, L.P., for the period ended March 31, 1996 is incorporated by reference to the Form 8-K filed by the Company with the Securities and Exchange Commission on August 8, 1996.







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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                      SFX BROADCASTING, INC.



                                      By: /s/ Robert F.X. Sillerman
                                          ---------------------------------
                                          Name:  Robert F.X. Sillerman
                                          Title: Chief Executive Officer



Date:    August 22, 1996

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